SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C.  20549



                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


   Date of Report (Date of earliest event reported):  November 2, 2001

                      Dial Thru International Corporation
             (Exact name of Registrant as specified in its charter)


         Delaware                   0-22636                 75-2461665
 (State of Incorporation)    (Commission File No.)      (I.R.S. Employer
                                                       Identification No.)



                     700 South Flower Street, Suite 2950
                        Los Angeles, California 90017
          (Address of principal executive offices, including zip code)


                               (213) 627-7599
              (Registrant's telephone number, including area code)

 Item 4.  Changes in Registrant's Certifying Accountant
 ------------------------------------------------------

 (a) Previous independent accountants

     (i) On November 2, 2001, Dial Thru International Corporation, ("Dial Thru") dismissed King Griffin & Adamson P.C. as its independent accountant.

     (ii) The audit reports of King Griffin & Adamson P.C. on the consolidated financial statements of Dial Thru as of and for the years ended October 31, 2000 and 1999, the two most recent fiscal years, did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles, except that King Griffin and Adamson P.C.'s report on Dial Thru's financial statements for the fiscal year ended October 31, 2000 contained a modification as to the uncertainty of Dial Thru's ability to continue as a going concern. A letter from King Griffin & Adamson P.C. is attached as Exhibit 16.1.

      (iii) Our Audit Committee participated in and approved the decision to change independent accountants.

      (iv) In connection with the audits for the two most recent fiscal years and through November 2, 2001, there have been no disagreements with King Griffin & Adamson P.C. on any matter of accounting principle or practice, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of King Griffin & Adamson
            P.C. would have caused them to make reference to them in their report on the financial statements for those years.

      (v) During the two most recent fiscal years and through November 2, 2001, there have been no reportable events (as defined in Item 304(a)(1)(v) of Regulation S-K).

      (vi) We have requested that King Griffin & Adamson P.C. furnish a letter stating whether or not it agrees with the above statements. A copy of this letter dated November 5, 2001 is filed as Exhibit 16.1 to this Form 8-K.

 (b)  New independent accounts

            We engaged Arthur Andersen LLP as our new independent accountants as of November 2, 2001. During the two most recent fiscal years and through November 2, 2001, we have not consulted with Arthur Andersen LLP regarding the following:

      (i)   the   application   of   accounting  principles  to  a  specified
            transaction, either completed or proposed;

      (ii) the type of audit opinion that might be rendered on our financial statements, and in no case was a written report provided to us nor was oral advice provided that Dial Thru concluded was an important factor in reaching a decision as to an accounting, auditing or financial reporting issue; or

      (iii) any matter that was either the subject of a disagreement, as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K, or a reportable event, as that term is defined in Item 304(a)(1)(v) of Regulation S-K.


 Item 7.  Financial Statements and Exhibits
 ------------------------------------------

 (c) Exhibits

            The exhibit listed in the Exhibit Index is filed as part of this Current Report on Form 8-K.

                                  SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report to be signed on its behalf by the undersigned thereunto duly authorized.


                                  Dial Thru International Corporation


 Date:  November 7, 2001          By:  /s/ Allen Sciarillo
                                       --------------------
                                       Allen Sciarillo
                                       Executive Vice President and Chief
                                       Financial Officer

                          EXHIBIT INDEX


 Exhibit                  Description
 -------                  -----------

 16.1      Letter from King Griffin & Adamson P.C. dated November 5, 2001